CONSENT


     I, Joel Pensley, hereby consent to the use of my opinion dated May 14, 2003 and my name under the caption "Legal Matters" in the Registration Statement on Form SB-2 and prospectus, and any amendments thereto, of Wilon Energy Group, Inc. to be filed with the Securities and Exchange Commission.






                                             /s/Joel Pensley
                                             ---------------------
                                             Joel Pensley



    Dated: Mat 14, 2003